SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2002

SAKS CREDIT CARD MASTER TRUST
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-28811-01	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Drive, Elmhurst, Illinois, 60126
(Addresses of Principal Executive Offices, including Zip Code)

(630) 516-8270
(Registrant’s Telephone Number, including Area Code)

Item 5.    Other Events.

Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders’ Statement for the month of October 2002, to the Series 2001-2 Certificateholders on November 15, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Series 2001-2 Monthly Certificateholders’ Statement for the month of October 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST (Registrant)

/S/ SCOTT A. HONNOLD
Scott A. Honnold Vice President and Treasurer

Date: November 15, 2002

INDEX TO EXHIBITS

Exhibit
99.1	Series 2001-2 Monthly Certificateholders’ Statement for the month of October 2002